Exhibit 10.74

*** Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4)

and 240.24b-2

1 December 2011	CONFIDENTIAL	LES-LTR-21008 SP-Version: 1.0

This amendment (“Amendment Three”) is effective from the 1st day of December 2011 (“Effective Date”)

BETWEEN

ARM LIMITED whose registered office is situated at 110 Fulbourn Road, Cambridge CB1 9NJ, England (“ARM”);

and

APPLIED MICRO CIRCUITS CORPORATION whose principal place of business is situated at 215 Moffett Park Drive, Sunnyvale, CA 94089 (“AMCC”).

WHEREAS

A.	This Amendment Three refers to and amends the terms and conditions of the Annex 1 for the ARM v8-A Architecture, document number LEC-ANX-02052 effective July 14, 2010 between ARM and AMCC, as amended (the “Annex”), which forms part of and is incorporated into the Technology License Agreement document number LEC-TLA-00606-V6.0 entered into between the parties on March 31, 2009, as amended (the “TLA”).

B.	The parties wish to (i) classify certain information provided by Veloce Technologies, Inc. to ARM as Confidential Information under the TLA; and (ii) amend the ARMv7-A Interprocessing Requirements.

NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereby agree as follows:

1.	All definitions contained in the Agreement shall have the same meanings and apply to this Amendment Three.

2.	In Section 2 of the Annex, Clause A.16(a)(i) in its entirety and replace it with the following:

[…***…] ;

3.	In Section 2 of the Annex, replace the period at the end of Clause A.16(b)(viii) with “; and” and add the following new subclause (ix):

[…***…]

4.	Add the following new Clause K.3 in Section 2 of the Annex:

K.3	The parties agree that the following information provided directly to ARM by LICENSEE’s Designer identified as Veloce Technologies, Inc. (“Veloce”) in connection with Veloce’s work as a Designer of LICENSEE under the Annex will be deemed to be Confidential Information of LICENSEE under the TLA: […***…]

5.	Except as specifically modified herein, all the terms and conditions of the Annex shall remain in full force and effect.

1 of 2	Applied Micro Circuits Corporation

*** Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4)

and 240.24b-2

1 December 2011	CONFIDENTIAL	LES-LTR-21008 SP-Version: 1.0

IN WITNESS WHEREOF the parties have caused this Amendment Three to be executed by their duly authorized representative:

ARM LIMITED		APPLIED MICRO CIRCUITS CORPORATION

BY	/s/	BY	/s/

NAME	Graham Budd	NAME	[…***…]

TITLE	Chief Operating Officer	TITLE	[…***…]

DATE	10 Jan. 2012	DATE	12/22/2011

2 of 2	Applied Micro Circuits Corporation